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                                                                   EXHIBIT 10.93

                                AMR FINANCE, INC.
                           4333 Amon Carter Boulevard
                                 Mail Drop 5618
                             Fort Worth, Texas 76155


                                  March 7, 2001

VIA FACSIMILE (314) 589-3461

Trans World Airlines, Inc.
One City Centre
515 North 6th Street
St. Louis, Missouri  63101
Attn:    Kate Soled

         Re: Secured Debtor in Possession Credit and Security Agreement dated as of January 10, 2001, by and among Trans World Airlines, Inc., as Borrower, certain of Subsidiaries of Borrower, as Guarantors, the Lenders from time to time party thereto and AMR Finance, Inc., as Administrative Agent (as may be amended, extended, renewed, or restated from time to time, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement)

Dear Kate:

         This letter is to evidence our agreement that the phrase "thirty (30) days" set forth in Section 7.11(b) of the Credit Agreement is hereby deleted and replaced with the phrase "sixty (60) days".

         As a material inducement to the Lenders to execute this letter, Borrower hereby represents and warrants to the Lenders that, after giving effect to this letter and the waiver contained herein: (a) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof as though made as of such date (unless they speak to a specific date or are based upon facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement); and (b) no Default or Event of Default exists.

         By execution of this letter in the space provided below, Borrower consents to the foregoing and ratifies and confirms that the Credit Agreement and all other Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms.

         The waiver hereby granted by the Lenders does not (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that any Lender may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, and (b) impair any



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Trans World Airlines, Inc.
March 7, 2001
Page 2

Lender's rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents. The Loan Documents continue to bind and inure to Borrower and the Lender and their respective successors and permitted assigns.

                  This letter, when countersigned by the Required Lenders, shall be a "Loan Document" as defined and referred to in the Credit Agreement and the other Loan Documents, and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         This letter, the Credit Agreement, and the other Loan Documents embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto, there are no oral agreements among the parties hereto.

                                          AMR Finance, Inc., as Administrative
                                          Agent and Lender


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

cc:      Andrew M. Kaufman
         Kirkland & Ellis
         (312) 861-2200 fax



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Trans World Airlines, Inc.
March 7, 2001
Page 3


Acknowledged and Accepted this _____ day of March, 2001:

TRANS WORLD AIRLINES, INC.,
as Borrower


By:
   -----------------------------------
   Name: William P. Compton
   Title: President and Chief
          Executive Officer